Exhibit 10.6

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

FedEx Contract #

Supplemental Agreement No. 13

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of September 4                                , 2019 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A.        WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B.        WHEREAS, Customer and Boeing desire to make an update to the Manufacturer Serial Number (MSN) listed in Table 1-B, associated with the Exercised Option Aircraft delivering in [*].

C.        WHEREAS, Customer and Boeing desire to update Table 1-A1 to reflect that the Determination Date has passed for one (1) Block B Aircraft delivering in [*], pursuant to Letter Agreement 6-1162-SCR-146R2, and agree that the special provision, Special Provision - Block B and Block G Aircraft, has expired.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.        Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 13.

BOEING PROPRIETARY

SA13 - 1

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

Supplemental Agreement No.13 to

Purchase Agreement No. 3712

2.        Revise and replace in its entirety, Table 1-B with a revised Table 1-B, attached hereto, to update the MSN described in Recital Paragraph B above.

3.        Revise and replace in its entirety, Table 1-A1 with a revised Table 1-A1, attached hereto, to add a note clarifying that the Determination Date has passed for one (1) Block B Aircraft described in Recital Paragraph C above.

BOEING PROPRIETARY

SA13 - 2

Supplemental Agreement No.13 to

Purchase Agreement No. 3712

EXECUTED as of the day and year first above written.

THE BOEING COMPANY

By:    /s/ Laura A. Ford

Its:    Attorney-In-Fact

FEDERAL EXPRESS CORPORATION

By:    /s/ Kevin Burkhart

Its:    Vice President Aircraft Acquisition

BOEING PROPRIETARY

SA13 - 3

TABLE OF CONTENTS

ARTICLES		SA Number
1	Quantity, Model and Description

2	Delivery Schedule

3	Price

4	Payment

5	Additional Terms

TABLES
1-A	Firm Aircraft Information Table	10

1-A1	Block B and Block C Aircraft Information Table	13

1-A2	Block E, Block F and Block G Aircraft Information Table	11

1-B	Exercised Option Aircraft Information Table	13

1-B1	Exercised Block D Option Aircraft Information Table	2

1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT
A	Aircraft Configuration	4

B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features

BFE1	BFE Variables	2

CS1	Customer Support Variables

EE1	Engine Escalation, Engine Warranty and Patent Indemnity

SLP1	Service Life Policy Components

FED-PA-03712		SA-13
BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R2	LA-Special Matters Concerning [*] – Option

	Aircraft and Certain Purchase Right Aircraft	6

LA-1106152	LA-Special Matters Concerning [*] – Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6

LA-1106155	LA-Open Configuration Matters

LA-1106156R3	LA-Option Aircraft	12

	Attachment 1 to LA-1106156R3	12

	Attachment 2 to LA-1106156R3	6

	Attachment 3 to LA-1106156R3	12

	Attachment 4 to LA-1106156R3	12

LA-1106157	AGTA Amended Articles

LA-1106158R5	LA-Right to Purchase Additional Aircraft	12

LA-1106159R1	LA-Special Matters Concerning [*]	1

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177R1	LA-[*]	6

LA-1106207R1	LA-Special Matters Firm Aircraft	1

LA-1106208R2	LA-Special Matters Option Aircraft	1

LA-1106574R1	LA-Agreement for Deviation from the [*]	6

LA-1106584R4	LA-Aircraft Performance Guarantees	6

LA-1106586	LA-Miscellaneous Matters

LA-1106614R4	LA-Special Matters for Purchase Right Aircraft	12

LA-1106824	LA-Customer Support Matters

LA-1208292R2	LA-Special Matters Concerning [*] – Block B, Block C, Block E, Block F and Block G Aircraft	6

LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6

LA-1208949R1	LA-Special Matters for Aircraft in Table 1-A1	11

6-1162-SCR-146R2	LA Special Provision—Block B and Block G Aircraft	11

LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6

6-1162-LKJ-0696R6	LA-[*]

6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2

6-1162-LKJ-0707	LA- Agreement Regarding [*]	6

6-1162-LKJ-0709	[*] Special Matters	6

FED-PA-03712		SA-13
BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

6-1162-LKJ-0728	Special Matters – SA-8 Early Exercise Aircraft	8

6-1162-LKJ-0744	Special Considerations – SA-10 Accelerated Aircraft	10

6-1169-LKJ-0773	Special Matters – SA-11	11

FED-PA-03712		SA-13
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

Supplemental Agreement No. 4	December 10, 2013

Supplemental Agreement No. 5	September 29, 2014

Supplemental Agreement No. 6	July 21, 2015

Supplemental Agreement No. 7	April 18, 2016

Supplemental Agreement No. 8	June 10, 2016

Supplemental Agreement No. 9	February 16, 2017

Supplemental Agreement No. 10	May 10, 2017

Supplemental Agreement No. 11	June 18, 2018

Supplemental Agreement No. 12	June 24, 2019

Supplemental Agreement No. 13	, 2019

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

FED-PA-03712		SA-13
BOEING PROPRIETARY